FORUM FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

Supplement dated April 8, 2014 to the Prospectus dated April 1, 2013, as supplemented on June 19, 2013

The tables in the section entitled “Adviser Related Performance” on page 11 of the Prospectus are hereby deleted and replaced with the following:

Total Returns
Year End	Composite	Benchmark(1)
2012	4.62%	0.09%
2011	5.91%	0.08%
2010	4.80%	0.11%
2009	5.42%	0.16%
2008	-4.52%	1.80%

Average Annual Total Returns

(For the periods ended December 31, 2012)

Period	Composite	Benchmark(1)
One Year	4.62%	0.09%
Five Years	3.17%	0.45%
Since Inception(2)	3.39%	0.98%

(1) Citigroup 3-Month T-Bill (reflects no deduction for fees, expenses or taxes).
(2) Since inception return is computed from January 1, 2008.

Footnote 3 of the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses” on page 1 of the Prospectus is hereby deleted and replaced with the following:

(3)
Lee Munder Capital Group, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively, through July 31, 2015 (“Expense Cap”). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement and (2) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

210-PSA-0414

The 3rd paragraph of "The Adviser" subsection to the section entitled “Management” on page 8 of the Prospectus is hereby deleted and replaced with the following:

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively, through July 31, 2015 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement and (2) does not cause the Net Annual Fund Operating Expense of a class to exceed the Expense Cap. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

For more information, please contact a Fund customer service representative at (877) 591-4667 (toll free)

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.

FORUM FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

Supplement dated April 8, 2014 to the Statement of Additional Information dated April 1, 2013

The 3rd paragraph of "Fees." subsection to the section entitled “F. Investment Adviser” on page 24 of the Statement of Additional Information is hereby deleted and replaced with the following:

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares of the Fund to 1.85% and 1.60%, respectively, of the Fund’s average daily net assets through July 31, 2015 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if (1) such payment is made within three years of the fee waiver or expense reimbursement and (2) does not cause the Net Annual Fund Operating Expenses of the Fund class to exceed the Expense Cap.

For more information, please contact a Fund customer service representative at (877) 591-4667 (toll free)

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.